Privileged and Confidential Exhibit 99.1 Idearc Inc. Lender Presentation April 16, 2009

Privileged and Confidential Exhibit 99.1 The projections in these materials are based on numerous assumptions, including confirmation and consummation of the plan of reorganization in accordance with its terms; realization of the operating strategy of Idearc; industry performance; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles; no material adverse changes in general business and economic conditions; no material adverse changes in competition; Idearc’s retention of key management and other key employees; adequate financing; the absence of material contingent or unliquidated litigation, indemnity, or other claims; and other matters, many of which will be beyond the control of Idearc and some or all of which may not materialize. To the extent that the assumptions inherent in the projections are based upon future business decisions and objectives, they are subject to change. In addition, although they are presented with numerical specificity and are based on assumptions considered reasonable by Idearc, the assumptions and estimates underlying the projections are subject to significant business, economic, and competitive uncertainties and contingencies, many of which will be beyond the control of Idearc. Accordingly, the projections are only estimates and are necessarily speculative in nature. It can be expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections, which variations may be material and are likely to increase over time. In light of the foregoing, readers are cautioned not to place undue reliance on the projections. The projections were not prepared in accordance with standards for projections promulgated by the American Institute of Certified Public Accountants or with a view to compliance with published guidelines of the SEC regarding projections or forecasts. The projections have not been audited, reviewed, or compiled by Idearc’s independent public accountants. Idearc will be required to adopt “fresh start” accounting upon their emergence from Chapter 11. The actual adjustments for “fresh start” accounting that Idearc may be required to adopt upon emergence, may differ substantially from those “fresh start” adjustments in the projections. The projected financial information contained in these materials should not be regarded as a representation or warranty by Idearc, its advisors, or any other person that the projections can or will be achieved. Certain statements included in these materials constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Idearc management’s current views with respect to Idearc’s financial performance and future events with respect to its business and industry in general. Statements regarding Idearc’s exploration of alternatives related to its capital structure are forward-looking statements. Statements that include the words “believe,” “will,” “anticipate,” “foresee,” and similar expressions identify forward-looking statements. Idearc cautions you not to place undue reliance on these forward-looking statements. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: (i) risk the bankruptcy filing and the related cases disrupt current plans and operations; (ii) risks that Idearc’s business could suffer from the loss of key customers, suppliers or personnel during the pendency of the bankruptcy cases, (iii) risks that Idearc’s plan of reorganization fails to obtain the requisite approval from the claim holders entitled to vote on the plan; (iv) risks that Idearc will be able to maintain sufficient liquidity for the pendency of the bankruptcy cases, (v) risk that the bankruptcy court rejects Idearc’s plan of reorganization; (vi) limitations on Idearc’s operating and strategic flexibility during the pendency of the bankruptcy cases; (vii) risks related to a long and protracted restructuring; (viii) risks related to Idearc’s declining print revenue, including a reduction in customer spending resulting from the current economic downturn; (ix) changes in Idearc’s competitive position due to competition from other yellow pages directories publishers and other traditional and new media and its ability to anticipate or respond to changes in technology and user preferences;(x) declining use of print yellow pages directories; (xi) changes in the availability and cost of paper and other raw materials used to print directories and reliance on third-party printers and distributors; (xii) increased credit risk associated with reliance on small - and medium-sized businesses, in particular in the current economic environment; (xxiii) changes in operating performance; (xiv) Idearc’s ability to attract and retain qualified executives; (xv) Idearc’s ability to maintain good relations with its unionized employees; (xvi) changes in U.S. labor, business, political and/or economic conditions; (xvii) changes in governmental regulations and policies and actions of regulator y bodies; and (xviii) risks associated with Idearc’s obligations under agreements entered into with Verizon in connection with the spin-off. For a discussion of these and other risks and uncertainties, see Idearc Inc.’s periodic filings with the SEC, which you may view at www.sec.gov, and in particular, Idearc Inc.’s Annual Report on Form 10-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Other unknown or unpredictable factors could have material adverse effects on Idearc’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed herein may not occur. All subsequent written and oral forward-looking statements concerning Idearc, or other matters and attributable to Idearc or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. Idearc does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Privileged and Confidential Exhibit 99.1 I. 2008 Financial Update II. Projections III. Deal with Steering Committee Appendix Agenda

Privileged and Confidential Exhibit 99.1 I. 2008 Financial Update

Privileged and Confidential 5 Exhibit 99.1 Growth Inc / (Dec) Actual 2008 Actual 2007 ($ in Millions) (11.2%) $2,468 $2,778 Published Print Revenue (6.8%) $2,973 $3,189 Amortized Multi-Product Revenue (9.8%) $2,736 $3,034 Multi-Product Ad Sales (16.2%) $1,272 $1,518 Adjusted EBITDA (Non-GAAP) (27.1%) $353 $484 Adjusted Net Income (Non-GAAP) 5.3% $300 $285 Amortized Internet Revenue (8.0%) $2,673 $2,904 Amortized Print Revenue 2008 Performance Summary ____________________ Note: See Appendix for reconciliation of Non-GAAP metrics to the corresponding GAAP measures

Privileged and Confidential 6 Exhibit 99.1 Amoritzed Print Revenue $697 $684 $659 $633 $2,673 Y-o-Y Growth / (Decline) (5.5%) (6.7%) (8.6%) (11.2%) (8.0%) Amortized Internet Revenue $73 $75 $75 $77 $300 Y-o-Y Growth / (Decline) 6.9% 2.8% 9.2% 2.4% 5.2% Amortized Multi-Product Revenue $770 $759 $735 $710 $2,973 Y-o-Y Growth / (Decline) (4.4%) (5.8%) (7.1%) (9.9%) (6.8%) Published Print Revenue Q1 Q2 Q3 Q4 FY 2008 Quarterly Revenue Performance Summary Rate of revenue declines increased throughout 2008 (11.2%) (13.8%) (13.3%) (10.4%) (7.3%) (20.0%) (15.0%) (10.0%) (5.0%) 0.0%

Privileged and Confidential 7 Exhibit 99.1 Expense Transition – 2008 Increase in bad debt more than offset cost initiatives savings recognized in 2008 ($ in Millions) 2007 Expense 1,671 $ Cost Initiatives Savings Recognized in 2008 (45) Increase in Bad Debt 47 2007 Gain on Sale of Printing Plant 16 Other Period Expense 12 2008 Expense 1,701 $

Privileged and Confidential Exhibit 99.1 II. Projections

Privileged and Confidential 9 Exhibit 99.1 Idearc management has created a Base Case and Downside Case to reflect potential variability surrounding: U.S. economy Idearc’s ability to monetize shifting media spend Impact from ongoing transformation initiatives Key Base Case assumptions: A gradually improving U.S. economy beginning in the second half of 2009 New operating initiatives begin to impact both print and internet revenues beginning in the second half of 2009 Continued, but moderating decline in print revenue Incremental cost cutting initiatives Key Downside Case assumptions: Delayed/weaker recovery in the U.S. economy New operating initiatives have less impact on both print and internet revenues Weaker performance in print business than Base Case Worse bad debt experience Overview of Projections

Privileged and Confidential Exhibit 99.1 Base Case Projections

Privileged and Confidential 11 Exhibit 99.1 2008A 2009E 2010E 2011E 2012E 2013E Print Pub Sales Growth (11.2%) (16.0%) (10.9%) (7.3%) (5.0%) (5.0%) Amortized Revenue: Print $2,673 $2,275 $1,969 $1,798 $1,692 $1,610 % Growth (8.0%) (14.9%) (13.4%) (8.7%) (5.9%) (4.8%) Internet 300 330 383 444 515 598 % Growth 5.2% 10.1% 16.0% 16.0% 16.0% 16.0% Total $2,973 $2,605 $2,352 $2,242 $2,207 $2,208 % Growth (6.8%) (12.4%) (9.7%) (4.7%) (1.6%) 0.0% Adjusted EBITDA $1,272 $890 $745 $711 $699 $700 % Revenue 42.8% 34.2% 31.7% 31.7% 31.7% 31.7% % Growth (16.2%) (30.0%) (16.3%) (4.6%) (1.6%) 0.1% Base Case Forecast ($ in Millions) ____________________ Note: See Appendix for reconciliation of historical Non-GAAP metrics to the corresponding GAAP measures The reconciliation of non-GAAP financial information to GAAP financial information is presented for historical periods only because presentation of such a reconciliation for projected future financial information cannot be provided without unreasonable efforts

Privileged and Confidential 12 Exhibit 99.1 Cost 2008 Revenue Investments / Cost Increases Initiatives Transfers 2009E Print $2,673 ($398) $2,275 Internet 300 30 330 Total Revenue $2,973 ($368) $2,605 Selling 700 $33 ($47) ($18) 668 Cost of Sales 608 53 (37) 624 G&A 393 32 (20) 18 423 Operating Expense $1,701 $118 ($104) $0 $1,715 Adjusted EBITDA $1,272 $890 2009 Budget ($ in Millions) ____________________ Note: See Appendix for reconciliation of historical Non-GAAP metrics to the corresponding GAAP measures The reconciliation of non-GAAP financial information to GAAP financial information is presented for historical periods only because presentation of such a reconciliation for projected future financial information cannot be provided without unreasonable efforts

Privileged and Confidential Exhibit 99.1 Downside Case Projections

Privileged and Confidential 14 Exhibit 99.1 2008A 2009E 2010E 2011E 2012E 2013E Print Pub Sales Growth (11.2%) (17.0%) (13.0%) (10.0%) (7.0%) (7.0%) Amortized Revenue: Print $2,673 $2,263 $1,926 $1,714 $1,575 $1,472 % Growth (8.0%) (15.4%) (14.9%) (11.0%) (8.1%) (6.6%) Internet 300 320 358 401 450 504 % Growth 5.2% 6.8% 12.0% 12.0% 12.0% 12.0% Total $2,973 $2,583 $2,284 $2,116 $2,025 $1,975 % Growth (6.8%) (13.1%) (11.6%) (7.4%) (4.3%) (2.5%) Adjusted EBITDA $1,272 $861 $661 $560 $511 $485 % Revenue 42.8% 33.3% 28.9% 26.5% 25.2% 24.6% % Growth (16.2%) (32.3%) (23.2%) (15.3%) (8.8%) (5.0%) Downside Case Forecast ($ in Millions) ____________________ Note: The reconciliation of non-GAAP financial information to GAAP financial information is presented for historical periods only because presentation of such a reconciliation for projected future financial information cannot be provided without unreasonable efforts

Privileged and Confidential Exhibit 99.1 III. Deal with Steering Committee

Privileged and Confidential 16 Exhibit 99.1 Debt Level $3.0 bn Interest Rate Cash interest @ L + 850 350 bps LIBOR floor 12.0% all-in rate Amortization / Cash Sweep Annual amortization of $60 mm down to $40 mm in year 3 67.5% sweep after mandatory amortization Cash on Hand Distribute excess cash to lenders, retain $150 mm No revolving credit facility March Amortization / Interest Adequate protection payment of $250 million post Chapter 11 filing Pro Forma Equity Ownership TBD Form of Equity 100% common equity Term 6-Year Maturity Summary of Deal with Steering Committee

Idearc Capital Structure – Market Valuation Pursuant to the agreement with the Steering Committee, at effective date of Plan banks will receive all cash in excess of $150 million $250 million has already been paid in the form of an adequate protection payment ____________________ Note: Assumes swap liability priced equivalent to Term Loan B (1) Includes $250 million adequate protection payment (1) Book Value Book LTM 3/20/2009 4/14/2009 3/31/09 Leverage Price Mkt. Value Leverage Price Mkt. Value Leverage Revolver $247 0.2x 28.000 $69 0.1x 39.500 $98 0.1x Term Loan A 1,515 1.4x 30.250 458 0.4x 41.708 632 0.6x Term Loan B 4,655 5.0x 30.250 1,408 1.5x 41.250 1,920 2.1x ~ Swap Liability 498 5.4x 30.250 151 1.6x 41.250 205 2.2x Total Bank Debt $6,915 5.4x $2,086 1.6x $2,855 2.2x 8.00% Senior Notes 2,850 7.7x 2.750 78 1.7x 2.063 59 2.3x Total Debt $9,765 7.7x $2,165 1.7x $2,914 2.3x Less: Cash (668) (668) (668) Net Debt $9,097 7.2x $1,497 1.2x $2,246 1.8x

Privileged and Confidential 18 Exhibit 99.1 2.0x 2.5x 5.5x 6.2x 3.4x 3.3x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x Market Value Adjusted Enterprise Value / 2009E EBITDA ____________________ Source: Company Filings and Wall Street Research, prices as of April 14, 2009 (1) Wall Street consensus organic revenue growth rate (constant FX rates) for the FY ending March 2010. 2009E Revenue Growth Rate 1.5% (1.8%) (3.3%) (7.0%) (12.4%) N/A Mean 3.8x (1) Public Comparable Companies – Market Value of Debt

Privileged and Confidential 19 Exhibit 99.1 Gross Leverage Ratio Leverage Ratios 2009E 2013E Base Downside Net Leverage Ratio 3.3x 3.2x 3.4x 5.2x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x Base Downside 3.1x 2.6x 3.2x 4.6x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x Base Downside Base Downside 2009E 2013E

Privileged and Confidential 20 Exhibit 99.1 Idearc and the Steering Committee have worked hard to formulate a consensual reorganization plan Idearc and its advisors have been working hard to ensure a smooth transition into the post-petition period Currently working on drafting Plan and Disclosure Statement which we have advised the Court and plan to file shortly Continuing to negotiate additional plan terms and ancillary documents with the Steering Committee Creditors’ Committee has been formed and Idearc intends to work towards gaining Committee support for the negotiated plan Subject to Court’s schedule, Idearc will seek to complete Plan solicitation and confirmation approximately 90 days after filing of the Plan and Disclosure Statement Next Steps

Privileged and Confidential Exhibit 99.1 Appendix

Exhibit 99.1

2008 GAAP Reconciliation

Unaudited	Year Ended 12/31/08 Reported (GAAP)	Adjustments: Stock-Based Compensation (3)	Separation Costs (4)	Restructuring Costs (5)	Impairment Charges (6)	Year Ended 12/31/08 Adjusted (Non-GAAP)
Operating Revenue						
Print products	$ 2,670	$ -	$ -	$ -	$ -	$ 2,670
Internet	300	-	-	-	-	300
Other	3	-	-	-	-	3
Total Operating Revenue	2,973	-	-	-	-	2,973
Operating Expense						
Selling	700	-	-	-	-	700
Cost of sales (exclusive of depreciation and amortization)	608	-	-	-	-	608
General and administrative	436	(5)	(15)	(23)	-	393
Impairments	225	-	-	-	(225)	-
Depreciation and amortization	78	-	-	-	-	78
Total Operating Expense	2,047	(5)	(15)	(23)	(225)	1,779
Operating Income	926	5	15	23	225	1,194
Interest expense, net	647	-	-	-	-	647
Income Before Provision for Income Taxes	279	5	15	23	225	547
Provision for income taxes	96	1	5	9	83	194
Net Income	$ 183	$ 4	$ 10	$ 14	$ 142	$ 353
Basic and Diluted Earnings per Common Share	$ 1.25	$ 0.03	$ 0.07	$ 0.10	$ 0.97	$ 2.42
Operating Income	$ 926	$ 5	$ 15	$ 23	$ 225	$ 1,194
Depreciation and Amortization	78	-	-	-	-	78
EBITDA (non-GAAP) (1)	$ 1,004	$ 5	$ 15	$ 23	$ 225	$ 1,272
Operating Income margin (2)	31.2%					40.2%
Impact of depreciation and amortization	2.6%					2.6%
EBITDA margin (non-GAAP) (1)	33.8%					42.8%

Privileged and Confidential

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Privileged and Confidential 23 Exhibit 99.1 2007 GAAP Reconciliation Adjustments Year Ended Year Ended 12/31/07 12/31/07 Reported Stock-Based Separation Adjusted Unaudited (GAAP) Compensation (3) Costs (4) (Non-GAAP) Operating Revenue Print products 2.900 $ - $ - $ 2,900 Internet 285 - - 285 Other 4 - - 4 Total Operating Revenue 3,189 - - 3,189 Operating Expense Selling 726 - - 726 Cost of sales (exclusive of depreciation and amortization) 628 - - 628 General and administrative 404 (19) (68) 317 Depreciation and amortization 88 - - 88 Total Operating Expense 1,846 (19) (68) 1,759 Operating Income 1.343 19 68 1,430 Interest expense, net 676 - - 676 Income Before Provision for Income Taxes 667 19 68 754 Provision for income taxes 238 7 25 270 Net Income $ 429 $ 12 $ 43 $ 484 Basic and Diluted Earnings per Common Share $ 2.94 $ 0.08 $ 0.30 $ 3.32 Operating Income $ 1,343 $ 19 $ 68 $ 1,430 Depreciation and amortization 88 - - 88 EBITDA (non-GAAP) (1) $ 1,431 $ 19 $ 68 $ 1,518 Operating Income margin (2) 42.1% 44.8% Impact of depreciation and amortization 2.8% 2.8% EBITDA margin (non-GAAP) (1) 44.9% 47.6%

Exhibit 99.1 Notes (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by total operating revenue. (2) Operating income margin is calculated by dividing operating income by total operating revenue. (3) Stock-based compensation reflects costs associated with a one-time incentive compensation award granted to most of the Company’s employees in January 2007. (4) Separation costs reflects costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon. (5) Restructuring costs are associated with strategic organizational realignment and market exit initiatives. (6) Impairment charges are non-cash costs associated with the write down of certain intangible assets and other assets. Privileged and Confidential 24